                                                                   Exhibit 3-205
--------------------------------------------------------------------------------

Microfilm Number_______        Filed with the Department of State on JUN 13 2000

Entry Number  2946863                    /s/ [graphic of signature]
                              --------------------------------------------------
                                       Secretary of the Commonwealth


                      ARTICLES OF INCORPORATION FOR PROFIT
                DSCB:15-1306/2102/2303/2702/2903/7102a (Rev 90)

Indicate type of domestic corporation (check one):

 X  Business-stock (15 Pa. C.S. ss. 1306)                       |_| Management (15 Pa. C.S. ss. 2702)

|_| Business-nonstock (15 Pa. C.S. ss. 2102)                    |_| Professional (15 Pa. C.S. ss. 2903)

|_| Business-statutory close (15 Pa. C.S. ss. 2303)             |_| Cooperative (15 Pa. CS. ss. 7102A)

   In compliance with the requirements of the applicable provisions of 15 Pa. C.S. (relating to corporations and unincorporated associations) the undersigned, desiring to incorporate a corporation for profit hereby state(s) that:

1.   The name of the corporation is Marlinton Associates, Inc.

2. The (a) address of the corporation's initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

     (a)  101 East State St., Kennett Square, PA 19348, Chester Co.
          ----------------------------------------------------------------------
          Number and Street        City    State    Zip      County

     (b) c/o:
          ----------------------------------------------------------------------
          Name of Commercial Registered Office Provider        County

     For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The corporation is incorporated under the provision of the Business Corporation Law of 1988.

4. The aggregate number of shares authorized is 1,000 (other provisions, if any, attach 8 1/2 x 11 sheet)

5. The name and address, including street and number, if any, of each incorporator is;

     Name                         Address
     Lisa C. Holahan              101 E. State Street, Kennett Square, PA 19348

     _______________________      _____________________________________________


6.   The specific effective date, if any, is June 12, 2000
                                             -----------------------------------
                                             month  day  year  hour, if any


7. Any additional provisions of the articles, if any, attach an 8 1/2 x 11 sheet.

8. Statutory close corporations only: Neither the corporation nor any shareholder shall make an offering of any of its shares of any class that would constitute a "public offering" within the meaning of the Securities Act of 1933 (15 U.S.C. ss. 77a et seq.).

DSCB:15-1306/2102/2303/2702/2903/7102A (Rew 90)-2


9. Cooperative Corporations only: (Complete and strike out inapplicable term) The common bond of membership among its members/shareholders is:___________

                         _______________

IN TESTIMONY WHEREOF, the incorporator(s) has (have) signed these Articles of Incorporation this 12th day of June, 2000.

     /s/ Lisa C. Holahan
     ---------------------------------         ---------------------------------
                 (Signature)                             (Signature)
     Lisa C. Holahan

(PA.-432)

                        PENNSYLVANIA DEPARTMENT OF STATE
                               CORPORATION BUREAU




Entry Number                           Decennial Report of
  2946863                         Association Continued Existence
                                      (54 Pa.C.S. ss. 503)



Name
CT Corporation                       Document will be returned to the name and
--------------------------------     address you enter to the left
Address
-------------------------------
City   State   Zip Code
-------------------------------


Fee: $52                         Filed in the Department of State on JAN 02 2002

                                 /s/ [Graphic of signature]
                                 ------------------------------
                                 Secretary of the Commonwealth


   In compliance with the requirements of 54 Pa.C.S. ss. 503 (relating to decennial filings required) the undersigned association hereby states that:

     1.   The name of the association to which this report relates is:

          Marlinton Associates, Inc.
          ----------------------------------------------------------------------

     2. The (a) address of this association's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

          (a) Number and Street    City             State    Zip      County

          101 E. State Street      Kennett Square   PA       19348    Chester
          ----------------------------------------------------------------------

          (b) Name of Commercial Registered Office Provider           County

          ----------------------------------------------------------------------

     3. The association has not during the preceding ten years made any filing in the Department a permanent record of which is retained by the Department.

     4.   The association continues to exist.

DSCB:54-503-2


      IN TESTIMONY WHEREOF, the undersigned association has caused this Decennial Report of Association Continued Existence to be signed by a duly authorized officer this
      _____ day of _______, ____.

      Marlinton Associates, Inc.
      ------------------------------------
               Name of Association

            /s/ [Graphic of signature]
      ------------------------------------
                   Signature

      Sr. VP, General Counsel & Seceratary
     -------------------------------------
                    Title